Note 7 - Tax Status	12 Months Ended
Dec. 31, 2025
EBP 42-1039071 002 [Member]
Notes to Financial Statements
EBP, Tax Status [Text Block]

NOTE 7 - TAX STATUS

The determination letter received for the Plan prototype document was dated June 30, 2020. In this letter, the Internal Revenue Service stated that the prototype plan, as then designed, was in compliance with the applicable requirements of the Internal Revenue Code (IRC) and, therefore, not subject to tax. The Plan has not applied for its own determination letter. The prototype plan has not been amended since receiving the determination letter.

GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the Internal Revenue Service. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.